UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 2, 2013, Cabot Financial (Luxembourg) S.A. (the “Issuer”), a subsidiary of Encore Capital Group, Inc. (“Encore”), sold £100 million U.K. pounds sterling in aggregate principal amount of 8.375% Senior Secured Notes due 2020 (the “Notes”). The Notes were sold in the United States to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons (as defined under the Securities Act) outside the United States in accordance with Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act.

The Notes are fully and unconditionally guaranteed on a senior secured basis by Cabot Credit Management Limited, Cabot Financial Limited, and all material subsidiaries of Cabot Financial Limited (other than the Issuer) (each a subsidiary of Encore and each a “Guarantor” and collectively, the “Guarantors”). The Notes were issued pursuant to an Indenture, dated August 2, 2013 (the “Indenture”), between, among others, the Issuer, the Guarantors and Citibank, N.A., London Branch, as trustee.

The Notes will mature on August 1, 2020. The Notes will bear interest at a rate of 8.375% per year payable semi-annually on February 1 and August 1 of each year, beginning on February 1, 2014. Prior to August 1, 2020, the Notes may be redeemed at the prices set forth in the Indenture. Upon the occurrence of certain change of control events, the Issuer may be required to offer to redeem the Notes at 101% of the principal amount redeemed, plus accrued and unpaid interest, if any.

A copy of the Indenture (including the form of Note) is attached as an exhibit to this report and is incorporated herein by reference (and the foregoing description is qualified in its entirety by reference to such document).

The proceeds from the sale of the Notes were £100 million U.K. pounds sterling. Seventy-five million U.K. pounds sterling of the proceeds from the offering will be used to repay all amounts outstanding under the senior credit facilities made available to Cabot Financial (UK) Limited, a subsidiary of Encore, and £25 million U.K. pounds sterling of the proceeds from the offering will be used to partially repay certain shareholder loans made by J.C. Flowers & Co. LLC.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

4.1	Indenture, dated August 2, 2013, between Cabot Financial (Luxembourg) S.A., Cabot Credit Management Limited, Cabot Financial Limited and all material subsidiaries of Cabot Financial Limited, as guarantors, J.P. Morgan Europe Limited, as security agent, and Citibank, N.A., London Branch as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: August 6, 2013	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated August 2, 2013, between Cabot Financial (Luxembourg) S.A., Cabot Credit Management Limited, Cabot Financial Limited and all material subsidiaries of Cabot Financial Limited, as guarantors, J.P. Morgan Europe Limited, as security agent, and Citibank, N.A., London Branch as trustee